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                                                                       Exhibit 8

                             JOINT FILING AGREEMENT
                             ----------------------

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D to which this Agreement is an exhibit (and any further amendment filed by them) with respect to the Common Shares of Beneficial Interest, $.01 par value, of Cabot Industrial Trust.

     This agreement may be executed simultaneously in any number of counterparts, all of which together shall constitute one and the same instrument.

Dated:  November 7, 2001             ROOSTER ACQUISITION CORP.


                                               /S/  CHARLES B. LEITNER, III
                                     By:________________________________________
                                        Name: Charles B. Leitner, III
                                        Title: President

Dated:  November 7, 2001             CALWEST INDUSTRIAL PROPERTIES, LLC

                                     By: RREEF AMERICA L.L.C., its manager



                                               /S/  CHARLES B. LEITNER, III
                                     By:________________________________________
                                        Name: Charles B. Leitner, III
                                        Title: Senior Vice President



Dated:  November 7, 2001             RREEF AMERICA L.L.C.


                                               /S/  CHARLES B. LEITNER, III
                                     By:________________________________________
                                        Name: Charles B. Leitner, III
                                        Title: Senior Vice President



Dated:  November 7, 2001             CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT
                                     SYSTEM


                                              /S/ MICHAEL MCCOOK
                                     By:________________________________________
                                        Name: Michael McCook
                                        Title: Senior Investment Officer